KEYON KEYON COMMUNICATIONS HOLDINGS, INC. Receipt of Broadband Stimulus Award and Update on Rural UniFi Initiative Investor Conference Call October 27, 2010

KEYON SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations or forecasts of future events. Words such as "expect," "may," "anticipate," "intend," "would," "will," "plan," "believe," "estimate," "should," "could," "might," "potential," "predict," or the negative and plural of those terms, and similar expressions, identify forward-looking statements. Forward-looking statements in this presentation include express or implied statements concerning our future revenues, prior and potential acquisitions, expenditures, capital or other funding requirements, the adequacy of our current cash and working capital balances to fund our present and planned operations and financing needs, expansion of and demand for our product and services offerings, the growth of our business and operations as well as future economic and other conditions both generally and in our specific geographic and product and service markets. These statements are based on our estimates, projections, beliefs and assumptions, and relate only to events, as of the date the forward-looking statements are made, are not guarantees of future performance and are subject to risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. We caution that these risk factors are not necessarily all of the factors that could cause our actual future results, performance and achievements to differ materially from those expressed in forward-looking statements made by or on behalf of us in this presentation. Other unknown or unpredictable factors could also harm our results. Except as required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future changes make it clear that any projected results or events expressed or implied therein will not be realized. We qualify all of our forward-looking statements by these cautionary statements. 1

KeyOn Company Overview

KeyOn Communications is the largest US rural wireless broadband company[1] with a strong history of delivering next generation broadband to rural America

- **Solely focused on delivering wireless broadband to rural and underserved markets for over 7 years**
  - KeyOn is the leader in the industry
  - Network currently covers 12 states, ~55,000 square miles and over 2.8 million people
  - Announced as a recipient of a $10.2 million federal government stimulus award
- **Existing scalable base of operations with systems designed for the provision of broadband services**
  - ~450 towers and 55 Hub sites
  - Existing distribution channels and database of customers
  - Cost-effective Internet termination agreements
  - State-of-the-art OSS: CRM/billing with trouble ticket/inventory
- **Founded by telecom entrepreneurs to help bridge the "digital divide"**
  - Management has operated/built: paging, regional cellular, undersea fiber optic cable networks
  - Growth through acquisitions and organic deployments



Illinois Map is Indicative of In-State Coverage

Company Profile

- **Founded: 2002**
- **Network operations in 12 states**
- **Subscribers:** Residential and Commercial Subscribers
- **Ticker: OTCBB: KEYO**
- **Shares Outstanding: 23.7 million**
- **Services**
  - High Speed Broadband
  - Voice (VoIP)
  - Video (Satellite)
- **Rural UniFi**
  - Completed 10 acquisitions
- **Government stimulus awardee under BIP**

(1) Broadband Wireless Exchange Magazine Website (www.bbwexchange.com/wireless_isp/)

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KEYON American Recovery and Reinvestment Act of 2009: Broadband Initiatives Program Award Winner

Overview of ARRA

The American Recovery and Reinvestment Act had allocated $7.2B for broadband development

- **Funding provided through both federal grants and loans**
  - National Telecommunications and Information Administration (NTIA) under the Department of Commerce ($4.7B)
  - Rural Utilities Service (RUS) under the Department of Agriculture ($2.5B)

- **Bridging the "Digital Divide" through ARRA's broadband goals**
  - Provide Broadband access to unserved, underserved, and rural areas
  - Improve broadband connectivity to community anchors (schools, hospitals, libraries) and vulnerable populations
  - Stimulate demand, economic growth, job creation

- **RUS's Broadband Initiatives Program created to provide grants and loans for "last-mile" broadband to rural markets**
  - RUS made 68 awards totaling $967 M in Round 1
  - RUS made approximately 230 awards totaling approximately $2.5B in Round 2
  - Primary focus on Fiber-to-the-Home (FTTH) and DSL







KeyOn received one of the largest 4G wireless awards in the Program (40 total)

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Rural America - Insufficient reach of broadband networks keyon Availability of 4Mbps-Capable Broadband Networks in the United States by County Legend Maximum download speed % housing units > 4 mbps SHADED AREAS INDICATE KEYON MARKETS 0% - 10% 51% - 60% 11% - 20% 61% - 70% 21% - 30% 71% - 80% 31% - 40% 81% - 90% 41% - 50% 91% - 100% Source: Digital Nation (NTIA) 5

ARRA Stimulus Award Winner

KeyOn received a $10.2 million award under the Broadband Initiatives Program administered by the Rural Utilities Service

- **$10.2 million award for the build-out of rural communities in Nevada**
- **Allows KeyOn to offer 4G, last-mile wireless broadband and digital phone service (VoIP) in 39 of the most rural communities in Nevada.**
  - Uses KeyOn's nationwide 3.65GHz license
  - Standards-based WiMAX protocol
  - Offer broadband service speeds of up to 8 Mbps
- **Approximately 93,000 people stand to benefit, as do roughly 5,522 businesses and 849 critical community facilities**
- **In addition to the jobs KeyOn's project will support, it will provide a foundation for economic development and job creation for decades to come**

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Rural UNIFi: Consolidation of the Wireless Broadband Industry keyon

Consolidation of the Rural Wireless Broadband Market - RURAL UNIFi

keyon


Strength in Unity
Advantages
Improved Bottom Line
Qualifying
RURAL UNIFi
KEYON NATIONAL NETWORK INITIATIVE

- **Wireless broadband industry is extremely fragmented**
- **KeyOn is ideally positioned to integrate wireless broadband companies in contiguous areas.**
- **Management experience, internal systems and billing platform ensure smooth integration**
- **Launched Rural UniFi Program in Q4-09 - acquired and integrated 6 companies in program, and a total of 10 companies overall**
- **On October 25, KeyOn announced the signing of its <u>7th Rural UniFi acquisition</u>**

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Proven Track Record of Acquisitions Under Rural UniFi keyon KeyOn has completed 6 transactions and executed an agreement for 7th acquisition under Rural UNIFi* Date Compelete Target Consideration APA Signed Oct 23, 2010 On A Wave Wireless Seller Note August 3, 2010 Southwest Wireless Net Seller Note July 2, 2010 TS Wireless Seller Note May 28, 2010 Dynamic Broadband Common Stock April 1, 2010 Ridgeview Tel (llinois Assets) Common Stock February 3, 2010 Affinity Common Stock December 4, 2010 SkyWi Common Stock * 4 additional acquisitions completed prior to Rural UNIFi 9

Current Pipeline of Acquisitions keyon Acquisition Pipeline Overview Targeted Geographic Area Midwestern States Active Targets Currently in Discussion 30 Total Subscriber Base of Active Targets 40,000 Individual Targets Size 300 - 5,000 subscribers Pre-Acquisition Financials EBITDA Positive o Boot-strapped Entrepreneurs o Rural Cooperative Subsidiaries Types of Targets o Division of Telos and other Operating Businesses o Entities Financed by Earlier RUS Programs or Regional Financing Sources 10

Questions and Answer keyon o Jonathan Snyder, KeyOn's CEO will now take questions from the call participants o Due to the limited time, we ask that you limit your questions to just one. If you'd like to follow up with KeyOn offline, please email us at investorrelations@keyon.com.Thank you for your understanding. Thank you for joining today's call 11